MAINSTAY FUNDS TRUST

MainStay MacKay Tax Advantaged Short Term Bond Fund

(the “Fund”)

Supplement dated March 23, 2018 (“Supplement”)

to the Statement of Additional Information (“SAI”) dated August 28, 2017, as supplemented

Important Notice Regarding Change in Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At a meeting held on March 13-14, 2018, the Fund’s Board of Trustees approved a repositioning of the Fund to take effect on May 22, 2018.

On May 22, 2018, the following changes will occur:

1.	Name Change. The Fund will change its name to MainStay MacKay Short Term Municipal Fund.

2.	Investment Policies Related to Fund Name. The section entitled “Non-Fundamental Investment Policies Related to Fund Name” is deleted and replaced with the following:

Fundamental Investment Policy Related to Fund Name.

The MainStay MacKay Short Term Municipal Fund has a name that suggests that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the Act. The Fund has adopted a fundamental policy to invest at least 80% of its net assets (net assets plus the amount of any borrowing for investment purposes) in municipal debt securities. This policy is fundamental and cannot be changed without shareholder vote. Please see the discussion regarding fundamental investment restrictions above for more information.

3.	The table beginning on page 69 of the SAI will be revised to reflect the new subadvisory fee for the Fund as follows:

MainStay MacKay Short Term Municipal Fund	0.175% on all assets

4.	Claude Athaide, Louis N. Cohen and Dan Roberts will no longer serve as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MSTAS15uc-03/18